Exhibit 99.2
September 6, 2002



Mr. Joseph D. Russell, Jr.
1920 Lyans Drive
La Canada, CA  91011


Re:      Offer Letter/Employment Agreement


Dear Mr. Russell:

It is my pleasure to offer you an executive management position with PS Business Parks, Inc. (PSBP) effective on a mutually agreed upon date, currently anticipated to be September 23, 2002, but no later than September 30, 2002. This offer is for the position of President located in our Glendale, California office. We think it is essential that the terms and conditions of your employment be set forth clearly and completely in one place. That is the purpose of this letter.

POSITION:
--------
You will work as President. In this position, you will initially report to Ron Havner, Chairman of the Board of Directors and CEO. Your responsibilities, to which you will devote your full-time efforts, will include the oversight of the Company's property operations, assist in the formulation of operational strategy, capital allocation and risk management strategies and be primarily responsible for their execution in a timely manner that enhances shareholder value. PSBP may change these responsibilities at any time during your employment by creating new responsibilities and/or removing certain responsibilities.

COMPENSATION:
------------
You will be paid twice monthly on the 15th and last day of the month, at a rate of $250,000 per year while actively employed by PSBP. Commencing January 1, 2003 of your employment, you will be eligible to participate in the PSBP Performance Bonus Plan. For the calendar year 2003 the current Bonus Plan for your position contemplates a "target bonus" of $250,000. For the period January 1, 2003 through December 31, 2003, should you remain continuously actively employed for that calendar year, you will be paid a minimum of 75% of your target bonus potential no later than January 31, 2004. Payment of all or part of the remaining 25% of the target bonus will be solely within the discretion of PSBP. Should you cease employment prior to December 31, 2003 for reasons other than "cause" or become disabled for longer than 30 days, your bonus will be prorated for the period of your active employment from January 1, 2003 through December 31, 2003. Should you cease employment prior to December 31, 2003 for "cause," you will receive no bonus. Starting in 2004, your bonus, if any, will be subject to the Company's regular bonus plan provisions in effect at that time, which include no minimum payment, payment within sixty days of the subsequent calendar year and a requirement to be employed continuously during the year and at the time of payment.

INTERIM BONUS:
-------------
During the period between your start date and December 31, 2002, you will be entitled to a maximum bonus of 2,000 shares of PSBP common stock, to be issued solely within the discretion of PSBP. Such interim bonus, if awarded, will be issued no later than January 31, 2003.

VACATION:
--------
You will be entitled to three (3) weeks annual paid vacation, earned and accrued on a pay period basis and prorated over the course of your employment during the year. Restrictions on the accrual of vacation benefits are more fully set forth in the Employee Handbook.

OTHER BENEFITS:
--------------
PS Business Parks offers a comprehensive benefits package to its employees. A summary of the benefits package has already been given to you.

MILEAGE REIMBURSEMENT:
---------------------
You will be reimbursed for your business mileage at $0.365 per mile (the current IRS guidelines). You will be required to track your mileage and provide records for reimbursement monthly.

EMPLOYEE RETENTION AND REWARDS:
------------------------------
As we discussed with you, our goal is to hire, retain and reward employees who exceed expectations, contribute to the growth and development of our employees and contribute to the growth and profitability of the Company. Accordingly, on a subjective basis the Company periodically awards stock options and restricted stock to certain employees, which include a variety of vesting periods. You will be awarded a total of 100,000 stock options, which vest at the rate of 20% on each anniversary date of your employment with PSBP for a five-year period. On the one year anniversary of your employment with PSBP, you will also be eligible to participate in PSBP's Restricted Stock Grant Program. All awards of stock options and restricted stock are subject to PSBP's plan prospectus, which has been previously given to you.

TRADE SECRETS AND CONFIDENTIAL INFORMATION:
------------------------------------------
Our competitive success depends on the proper safeguarding of trade secrets and confidential information developed within PSBP or entrusted to us by our customers. Some of the information we receive also touches on the privacy interests of individuals and must be safeguarded for that reason as well. You promise to preserve the confidentiality of PSBP's trade secrets and commercially useful confidential information learned through your employment at PSBP and to use all such information only as necessary and appropriate for PSBP's legitimate business purposes. You promise to safeguard against disclosure without the consent of affected persons all information touching on the privacy interests of employees of PSBP or customers or employees of customers. Such trade secrets and commercially useful confidential information include without limitation information about benefit plan or program designs, financial information about PSBP or customers, the identity of PSBP's present or potential customers, communications between PSBP and its present or potential customers, and the contents of PSBP's business plans, its products or its proposals to present or potential customers.

RELOCATION PAYMENT:
------------------
As part of your employment, PS Business Parks agrees to reimburse you for up to $100,000 of moving and relocation expenses. Such reimbursement is predicated on proper support (in the form of receipts or invoices) provided by you in connection with your relocation and shall be adjusted for any adverse personal income tax consequences to you. Such reimbursement will expire within one year after this date of this letter. Such reimbursement will be made at least monthly by the Company upon submission of invoices or other documentation.

EXTRAORDINARY EVENT PAYMENT:
---------------------------
In the event of a sale, merger or liquidation of the Company or such other similar extraordinary event resulting in the payment of severance or other termination pay to all or substantially all other Senior Officers (persons which are deemed executive officers for purposes of SEC reporting requirements, other than the Chairman and CEO) of equal or lower rank than President, then employee will be paid no less than the highest amount paid to such other Senior Officer of equal or lower rank, exclusive of stock options or restricted stock.

EMPLOYMENT TERMINATION:
----------------------
You and we agree that your employment is "at will." Either you or PSBP may terminate your employment at any time with cause or without cause, for any reason or no reason, for your convenience or for PSBP's convenience and without prior notice.

In the event that either you or PSBP terminates your employment, your compensation and any other payments under this Agreement shall end as of the day following such employment termination, and your entitlement to employee benefits, if any, shall be as exclusively provided in written benefit plan documents.

Subject to the foregoing, if your employment is terminated prior to December 31, 2003 for any reason other than "cause," you will be entitled to one-year's salary up to a maximum of $250,000 and your pro rata share of your bonus target up through the date of termination, up to a maximum of $187,500.

Termination for "cause" may be based upon any of the following, as determined by PSBP in its reasonable discretion:

      (i)     Any act of fraud, dishonesty,  embezzlement, defalcation or theft.

      (ii) Conviction of, or a plea of nolo contendre to, any felony or any misdemeanor involving moral turpitude;

      (iii) Any act of gross negligence in the performance of your responsibilities, any material breach of the policies and procedures of PSBP or an act or conduct which negatively affects the profitability or morale of PSBP, which is not cured within fifteen days after notice to cure;

      (iv) An inexcusable repeated or prolonged absence from work other than as a result of illness or a disability;

      (v) Any unethical or improper conduct that exposes PSBP to significant claims or other liability; or

      (vi)    Your voluntary resignation from employment with PSBP.

In the event that your employment is terminated for cause, PSBP shall pay to you any unpaid salary and benefits earned pursuant to this agreement through the last day of actual employment by PSBP. Additionally, PSBP will reimburse to you reasonable and documented expenses. PSBP shall have no further obligations to you, and you shall have no further rights, including, without limitation, rights to any bonus, unvested stock options, other compensation or benefits whatsoever under this Agreement.

NOTICES:
-------
Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by registered or certified mail, postage prepaid with return receipt requested, by nationally recognized overnight courier or by confirmed facsimile at the following number:

                  If to Employee:   Mr. Joseph D. Russell, Jr.
                                    1920 Lyans Drive
                                    La Canada, CA  91011

                  If to PSBP:       PS Business Parks, Inc.
                                    701 Western Avenue
                                    Glendale, CA  91201
                                    Facsimiles: (818) 242-0566
                                    Attn: Ronald L. Havner, Jr.

Notices delivered personally shall be deemed communicated upon actual receipt; mailed notices shall be deemed communicated upon receipt of the mailing; notices sent by overnight courier shall be deemed communicated and received as of one
(1) business day after delivery to the overnight courier; and notices sent by facsimile shall be deemed communicated and received as of the time the sender receives written confirmation of the sending of the facsimile.

PARTIAL INVALIDITY:
------------------
If any provision of this Agreement is held by a court of competent  jurisdiction
to  be  invalid,   void  or  unenforceable,   the  remaining   provisions  shall
nevertheless continue in full force without being impaired or invalidated.

APPLICABLE LAW:
--------------
This Agreement shall be governed by and construed in accordance with the laws of the State of California.

CONSTRUCTION OF TERMS:
---------------------
The terms and provisions of this Agreement, which are freely negotiated as between the parties, shall not be construed either in favor of or against either party in the event of any ambiguity or uncertainty.

MODIFICATIONS:
-------------
Any modification of this Agreement will be effective only if it is in writing and signed by all parties to be charged.

WAIVER:
------
A waiver of any of the terms and conditions hereof shall not be construed as a general waiver of the same or any other term or condition hereof of any subsequent breach thereof.

ARBITRATION:
-----------
Employee, on the one hand, and the Company on the other hand, agree to submit to final and binding arbitration, and not to any other forum, any claim by Employee or Company under state, federal or local law which arises out of or relates to Employee's employment with Company, including without limitation claims for sexual harassment, discrimination, wrongful termination, breach of contract, invasion of privacy and defamation.

This Agreement excludes employment-related claims that cannot be required to be submitted to arbitration under applicable law, such as claims for workers' compensation or unemployment insurance benefits. The Agreement also excludes from arbitration any claims by Employee or Company as to whether Employee has a right to occupy living quarters furnished by Company, except where the loss of use of such living quarters is an element of damages recoverable under a claim subject to arbitration under this Agreement. Notwithstanding any other provisions of this Agreement, Employee and Company agree that breaches of either Employee's or the Company's obligations concerning trade secrets and/or confidential information cannot adequately be remedied at law or in arbitration, and we agree that either Employee or Company may seek and upon proper proof obtain, from a court with proper jurisdiction, injunctive relief and damages. Any such injunctive proceeding shall be without prejudice to Employee's or the Company's rights under this Agreement to obtain other relief in arbitration with respect to such matters.

Arbitration under this Agreement, including the selection of a single arbitrator, shall be governed by the most recent version of the National Rules for the Resolution of Employment Disputes (the "Rules") of the American Arbitration Association ("AAA"), except to the extent inconsistent with specific provisions of this Agreement. State law provisions governing arbitrations in the state where Employee is employed, such as provisions for temporary restraining orders and preliminary injunctions, shall also apply unless inconsistent with the AAA Rules or this Agreement.

In order to initiate a claim for arbitration, the party seeking arbitration must deliver to the local AAA office, and send to the other party a written request for arbitration within the time period required by the statute of limitation applicable to the party's claim (the time within which the party's claim must be filed according to law). Contact information for the nearest AAA office and a copy of the AAA Rules may be obtained from Company's Human Resources Department. Arbitration proceedings shall be held before a single arbitrator in or near the city or town where Employee's employment services were performed, at a location mutually agreed upon by Employee and Company or a location otherwise determined by the AAA or the arbitrator.

Each party shall pay his/her or its own attorneys' fees if the party chooses to be represented by an attorney, except where the arbitrator orders that the prevailing party recover attorneys' fees from the other party under applicable law. In no case, however, shall the Employee bear any cost or expense as a result of arbitration that the Employee would not be required to pay if the claim had been brought in court.

The parties hereto shall be permitted to conduct discovery as is appropriate to the nature of the claim and necessary to its full and fair determination in arbitration, including at a minimum access to essential documents and witnesses. The arbitrator shall have the authority to order any appropriate legal and equitable relief consistent with that available to parties in civil actions filed in court.

The decision of the arbitrator shall be in writing, and shall reflect the arbitrator's essential findings and conclusions upon which the award is based. Such decision shall be final and binding subject to review only as provided by the law of the state in which the arbitration took place governing review of arbitration awards. If no state law on the subject exists, the award shall be subject to the standard of review provided in the Federal Arbitration Act, 9 U.S.C. section 10. The award shall be enforceable in any court of competent jurisdiction. Employee and Company agree that if a court of competent jurisdiction declares that any part of this Agreement is illegal, invalid or unenforceable, this declaration will not affect the legality, validity or enforceability of the remaining parts of the Agreement, and the illegal, invalid or unenforceable part will no longer be part of this Agreement.

Employee and Company agree that arbitration under this Agreement shall be the exclusive means of resolving any claims or disputes arising out of or related to the Employee's employment with Company, which are not resolved through the Company's internal grievance processes or through proceedings before the United States Equal Employment Opportunity Commission (or the state agency processing charges of discrimination), and are not excluded from this Agreement as referenced in the second paragraph above. Both parties further agree that no proceedings will be brought by Employee or Company in any court or other forum as to any claims covered by this Agreement, except to enforce this Agreement or review the decision of the arbitrator as provided above. No claim shall be arbitrated that otherwise would be barred by the statute of limitations in a judicial proceeding.

THIS AGREEMENT IS A WAIVER OF ALL RIGHTS TO A CIVIL COURT ACTION FOR A CLAIM ARISING OUT OF OR RELATED TO EMPLOYEE'S EMPLOYMENT WITH COMPANY, ONLY THE ARBITRATOR, AND NOT A JUDGE OR JURY, WILL DECIDE THE CLAIM OR DISPUTE.

INTEGRATED COMPLETE AGREEMENT:
-----------------------------
This Agreement integrates and supersedes all other prior and contemporaneous written and oral agreements and understandings of every character between you and PSBP and comprises the entire agreement between you and PSBP. Understand that this Agreement may be amended only by a further express written agreement between us, and cannot be amended by informal discussions or written communications from any party. No waiver of any rights or obligations under this Agreement shall be deemed to have occurred unless in writing signed by the party against whom such waiver is asserted and no waiver shall be deemed a waiver of any other or subsequent rights or obligations.

We are very excited about the possibility of you joining us and look forward to hearing from you. If you should have any questions, please call me.

Sincerely,


/s/  Ronald L. Havner, Jr.
--------------------------
Ronald L. Havner, Jr.
Chairman of the Board of Directors
President and Chief Executive Officer

                          ACCEPTANCE AND ACKNOWLEDGMENT
                          -----------------------------

I accept employment with PS Business Parks, Inc. on the terms and conditions stated above, and I acknowledge that no other promises have been made to me. I understand that I will be an at will employee, and that even though during my employment I may receive pay raises, promotions, and commendations, this at will employment relationship will never change unless there is a written agreement to that affect signed by me and the Chairman of the Board of Directors of PS Business Parks, Inc. I further acknowledge having received and read the following additional documents relating to my employment and I fully agree with and will abide by the provisions of the following:

       o PS Business Parks, Inc. Employee Handbook (including Arbitration Agreement contained therein)

       o        PS Business Parks, Inc. Stock Option Agreement

       o        Employee Benefits Package

I further acknowledge that I have had an opportunity to ask questions regarding both this offer and the accompanying employment documents, to seek legal counsel, and to carefully consider all of the provisions of this offer and related agreements before signing same. I understand that the Arbitration Agreement means that I am waiving my right to a jury trial regarding any claims that arise from or relate to this employment relationship.


Dated:            September 6, 2002
                  --------------------------------------------------------------

At:               Glendale, CA
                  --------------------------------------------------------------

Employee:         /s/  Joseph D. Russell, Jr.
                  --------------------------------------------------------------